CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act of  2002,  each  of the undersigned officers of California Investment Trust II, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of California Investment Trust II for the year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of California Investment Trust II the stated period.

/s/ Steve Rogers                            /s/ Phillip McClanahan
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President,                                  Treasurer,
California Investment Trust II              California Investment Trust II

Dated: November 6, 2003
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This statement  accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by California Investment Trust II for purposes of the Securities Exchange Act of 1934.